SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: APRIL 8, 2003


                            FRANKLIN RESOURCES, INC.
                           --------------------------
                           (EXACT NAME OF REGISTRANT)


       DELAWARE                         1-9318                    13-2670991
------------------------         ---------------------          -------------
(STATE OF INCORPORATION)         (COMMISSION FILE NO.)          (IRS EMPLOYER
                                                                IDENTIFICATION
                                                                    NUMBER)

                              ONE FRANKLIN PARKWAY
                           SAN MATEO, CALIFORNIA 94403
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (650) 312-2000
                         -------------------------------
                         (REGISTRANT'S TELEPHONE NUMBER)

ITEM 5.    OTHER EVENTS.

           On April 8, 2003, Franklin Resources, Inc. completed the sale of $420 million of 3.700% Senior Notes due 2008.



ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


           (C)       EXHIBITS.

   Exhibit 1.1*         --      Underwriting Agreement, dated as of April 3,
                                2003, among Goldman, Sachs & Co. and Merrill
                                Lynch, Pierce, Fenner & Smith Incorporated as
                                Representatives of the several Underwriters named in Schedule I thereto and Franklin
                                Resources, Inc.

   Exhibit 3.1*         --      Officers' Certificate of Franklin Resources,
                                Inc., dated April 8, 2003.

   Exhibit 5.1*         --      Opinion of Weil, Gotshal & Manges LLP.

   Exhibit 23.1         --      Consent of Weil, Gotshal & Manges LLP (included
                                in the Opinion filed as Exhibit 5.1).

   Exhibit 99.1 *       --      Press Release issued on April 8, 2003 by
                                Franklin Resources, Inc.


   -------------------------

    * Filed herewith.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FRANKLIN RESOURCES, INC.

Date:  April 8, 2003                      By: /s/  Leslie M.  Kratter
                                              ---------------------------------
                                              Name: Leslie M. Kratter
                                              Title: Senior Vice President

                                  EXHIBIT INDEX


Exhibit No.                                   Description
-----------                                   -----------

Exhibit 1.1*    --      Underwriting Agreement, dated as of April 3, 2003, among
                        Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner &
                        Smith Incorporated as Representatives of the several
                        Underwriters named in Schedule I thereto and Franklin
                        Resources, Inc.

Exhibit 3.1*    --      Officers' Certificate of Franklin Resources, Inc., dated
                        April 8, 2003.

Exhibit 5.1*    --      Opinion of Weil, Gotshal & Manges LLP.

Exhibit 23.1    --      Consent of Weil, Gotshal & Manges LLP (included in the
                        Opinion filed as Exhibit 5.1).

Exhibit 99.1 *  --      Press Release issued on April 8, 2003 by Franklin
                        Resources, Inc.




-------------------------
* Filed herewith.